UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 23, 2003 (Date of earliest event reported)

MATRIXX INITIATIVES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-27646 (Commission File Number)	87-0482806 (IRS Employer Identification No.)

2375 East Camelback Road, Suite 500
Phoenix, Arizona 85016
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (602) 387-5353

ITEM 5. OTHER EVENTS

     On July 23, 2003, Matrixx Initiatives, Inc. issued a press release to report its earnings for the second quarter of fiscal 2003. A copy of the press release is attached to this Report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release of Matrixx Initiatives, Inc. entitled “Matrixx Initiatives, Inc. Reports Second Quarter 2003 Results With 74% Topline Growth For Year to Date.”

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXX INITIATIVES, INC. (Registrant)

/s/ William J. Hemelt William J. Hemelt Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Date: July 23, 2003

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Matrixx Initiatives, Inc. entitled “Matrixx Initiatives, Inc. Reports Second Quarter 2003 Results With 74% Topline Growth For Year to Date.”